SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934

Date of Report (Date of earliest event reported):  February 18,
1999

                      Horizontal Ventures, Inc.
                    ___________________________
      (Exact name of registrant as specified in its charter)

    Colorado                  0-20760              84-1091986
___________________________  ___________         _____________

(State or other jurisdiction   (Commission       (IRS Employer
       of incorporation)       File Number)  Identification No.)


630 Fifth Avenue, Suite 1501, New York, NY              10111
_____________________________________________       ___________
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(212) 218-4680

          Petro Union, Inc. d/b/a Horizontal Ventures, Inc.
      575 Madison Avenue, Suite 1006, New York, NY 10022
 _______________________________________________________________
   (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

     On February 18, 1999, Horizontal Ventures, Inc. (the
"Company") engaged Arthur Andersen LLP to replace Bateman & Co.,
Inc., P.C. as the Company's independent accountant to audit the Compay's consolidated financial statements for the year ended
December 31, 1998. Bateman & Co., Inc., P.C. was dismissed as the Company's independent accountant on the same date. The Company's Board of Directors approved the change in the Company's independent accountant.

    The independent auditor's report of Bateman & Co., Inc., P.C.
for the Company's financial statements for the year ended
December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years and through the date of the dismissal of Bateman & Co., Inc., P.C., the Company did not have any disagreements with Bateman & Co., Inc., P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The letter of Bateman & Co., Inc., P.C. required by Item 4 of Form 8-K, as referenced in Item 304(a)(3) of Regulation S-B, is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         99.1     Letter from Bateman & Co., Inc., P.C. dated
                  February 19, 1999.


                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 25, 1999         Horizontal Ventures, Inc.

                                    /s/ Randeep S. Grewal
                                By: --------------------------
                                    Randeep S. Grewal,
                                    Chief Executive Officer